Exhibit 10.23B

Confidential Treatment Requested by Tesla Motors, Inc.

THIS AGREEMENT is dated the 22nd day of March, 2010

BETWEEN:

(1)      LOTUS CARS LIMITED a company incorporated in England and Wales (registered number 895081) having its registered office at Potash Lane, Hethel, Norwich, Norfolk, NR14 8EZ, UK (“LOTUS”); and

(2)      TESLA MOTORS, INC. a company incorporated in the State of Delaware having its registered office at 1050 Bing Street, San Carlos, CA 94070, USA (“TESLA”)

each individually referred to as a Party or together as the Parties.

WHEREAS

(A)      The Parties entered into an Agreement entitled Supply Agreement for Products and Services Based on Lotus Elise Technology dated 11 July 2005 (the “Manufacturing Services Agreement” or the “MSA”);

(B)      The Parties entered into Amendment Number 1 to the MSA dated 4 August 2009 (the “Amendment Number 1”) whereby the Parties agreed revisions to a number of the provisions of the MSA as set out in Amendment Number 1;

(C)      The Parties now wish to further revise a number of the provisions of the MSA as amended by Amendment Number 1 pursuant to the terms of this Agreement (the “Amendment Number 2”).

IT IS AGREED AS FOLLOWS:

1.	Amendment

1.1	The various additions, variations and changes to the clauses referred to below and highlighted for ease of reference in bold italics shall come into force on the date on which this Amendment Number 2 is signed by both Parties.

2.	Term

The definition of “Term” in Clause 1.1 shall be revised as follows:

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

“Term” means a period commencing on the Effective Date and ending on December 31, 2011 or such other period as the Parties may agree from time to time, in each case unless earlier terminated in accordance with the provisions of this Agreement in which case the Term shall end on the date of such termination;

3.	Payment and Transfer Price

3.1	Clause 7.2.7 shall be amended as follows:

“7.2.7 in the case of units of Product to be sold, distributed and/or delivered outside the NAFTA countries, TESLA shall pay to LOTUS an additional £[***] per unit of Product up to and including the 1700th (seventeen hundredth) unit of Product supplied by LOTUS. For the avoidance of doubt, TESLA shall not be obliged to pay to LOTUS the additional sum of £[***] in respect of any unit of Product to be sold and/or delivered outside the NAFTA countries which is supplied to TESLA after the 1700th (seventeen hundredth) unit of Product has been supplied.”

3.2	Clause 7.6 shall be amended as follows:

“7.6 The Overhead Cost shall be fixed in the sum of £[***] per unit of Product. For the avoidance of doubt TESLA will pay in addition the amounts as set out in clause 7.2.7 above in respect of any units of Product sold outside NAFTA countries.”

4.	Volume

4.1	A new clause 9.1.4A shall be added after clause 9.1.4 as follows:

“9.1.4A Notwithstanding anything to the contrary in this Agreement, for the period from week commencing [***] and ending [***] TESLA shall make orders for and LOTUS shall supply [***] ([***]) units of Product per week. Notwithstanding the above, and for the avoidance of doubt, nothing in this Agreement shall operate to impose any obligation on TESLA to order or purchase any more than the minimum fixed volumes of Product specified in clause 9.1.5 below.”

4.2	Clause 9.1.5 shall be amended as follows:

“9.1.5 TESLA shall order not less than 2,400 units of Product within the Term;”

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

5.	Other terms

5.1	All other terms of the MSA as amended by Amendment Number 1 shall remain in full force and effect. In the event of any conflict between the terms of the MSA, the terms of Amendment Number 1 and the terms of this Amendment Number 2, the following order of precedence shall apply with the documents higher in the order of precedence prevailing over the documents listed after them:

(i)	this Amendment Number 2 to the MSA;

(ii)	Amendment Number 1 to the MSA; and

(iii)	the MSA.

IN WITNESS WHEREOF the Parties have caused this Amendment Number 2 to be executed in any number of counterparts each of which shall be considered an original by their duly authorised representatives.

Signed by /s/ Luke Bennett

duly authorised for and on behalf of

LOTUS CARS LIMITED

in the presence of

Matthew Lever, Solicitor

Signed by /s/ Sarah P. Price, Company Secretary,

duly authorised for and on behalf of

LOTUS CARS LIMITED

in the presence of

Matthew Lever, Solicitor

Signed by /s/ Deepak Ahuja

duly authorised for and on behalf of

TESLA MOTORS, INC

in the presence of

Craig Harding, Assistant Secretary

Signed by /s/ Evelyn Chiang

duly authorised for and on behalf of

TESLA MOTORS, INC

in the presence of

Craig Harding, Assistant Secretary

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.